Exhibit 10.7

NCI Control Number: N43CO-2016-00027

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER THE DPAS (15 CFR 350)	RATING	PAGE OF PAGES 1 | 27
2. CONTRACT *(Proc. Inst Ident.)* NO. **HHSN261201600027C**	3. EFFECTIVE DATE **09/19/2016**	4. REQUISITION PURCHASE REQUEST/PROJECT NO. **4341388**	

5. ISSUED BY CODE	6. ADMINISTERED BY *(If other than item 5)* CODE
National Cancer Institute **Office of Acquisitions** **NCI Shady Grove, Room 1E162** **9609 Medical Center Drive, MSC 9705** **Rockville, MD 20850-9705**	**SMALL BUSINESS INNOVATION RESEARCH (SBIR) DEVELOPMENT CENTER** **OFFICE OF THE DIRECTOR** **(RFP NO. PHS-2016-1)**

7. NAME AND ADDRESS OF THE CONTRACTOR *(No., street, city, county, State and ZIP Code)*	8. DELIVERY ☐ FOB Destination ☐ FOB Origin
SHUTTLE PHARMACEUTICALS, LLC:1249412 **ONE RESEARCH CT STE 450** **ROCKVILLE, MD 208506252**	9. DISCOUNT FOR PROMPT PAYMENT **0**
PLACE OF PERFORMANCE: **ROCKVILLE, MARYLAND USA**	10. SUBMIT INVOICES *(4 copies unless otherwise specified)* TO THE ADDRESS SHOWN IN — ITEM: SEE SECTION G, ARTICLE G..
CODE | FACILITY CODE	

11. SHIP TO/MARK FOR CODE	12. PAYMENT WILL BE MADE BY CODE
SEE SECTION , ARTICLE .	**SEE SECTION G, ARTICLE G..**
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c) ( )	14. ACCOUNTING AND APPROPRIATION DATA CAN1 **68478658** TIN **461747648** CAN2 OC CODE **25.55** PMS#

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
TITLE:	**Predictive biomarkers of prostate cancer patient sensitivity for radiation late effects**			**CAN**	**CAN Amount**
				68478658	**$299,502.00**
CURRENT OBLIGATION:					**$299,502.00**
CONTRACT PERIOD:	**09/19/2016 through 09/18/2017**				
CONTRACT TYPE:	**Firm Fixed Price**				
	15G. TOTAL AMOUNT OF CONTRACT				**$299,502.00**

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	21
X	B	SUPPLIES OF SERVICES AND PRICES/COSTS	4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH	
X	C	DESCRIPTION/ SPECS. /WORK STATEMENT	6	X	J	LIST OF ATTACHMENTS	25
X	D	PACKAGING AND MARKING	11			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12	X	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	26
X	F	DELIVERIES OR PERFORMANCE	13				
X	G	CONTRACT ADMINISTRATION DATA	15		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	18		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTORS NEGOTIATED AGREEMENT	18. ☐ AWARD
(Contractor is required to sign this document and return 1 *copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*	*(Contractor is not required to sign this document.)* Your offer on Solicitation Number ____________ including the additions or changes made by you which additions or changes are set forth in full above, is herein accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER *(Type or print)* Peter Dritschilo President/CFO	20A. NAME OF CONTRACTING OFFICER **Miguel Diaz**
19B. NAME OF CONTRACTOR BY [signature] *(Signature of person authorized to sign)* — 19C. DATE SIGNED 9/19/16	20B. UNITED STATES OF AMERICA BY [signature] *(Signature of Contracting Officer)* — 20C. DATE SIGNED 9/19/16

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 26 (REV. 12/2002)
Prescribed by GSA FAR (48 CFR) 53.214(a)

Contract Number : HHSN261201600027C
NCI Number : N43CO-2016-00027C

CONTRACT TABLE OF CONTENTS

PART I - THE SCHEDULE	3
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	3
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	3
ARTICLE B.2. PRICES	3
ARTICLE B.3. ADVANCE UNDERSTANDINGS	3
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	4
ARTICLE C.1. STATEMENT OF WORK	4
ARTICLE C.2. REPORTING REQUIREMENTS	4
ARTICLE C.3. INVENTION REPORTING REQUIREMENT	8
SECTION D - PACKAGING, MARKING AND SHIPPING	9
SECTION E - INSPECTION AND ACCEPTANCE	10
SECTION F - DELIVERIES OR PERFORMANCE	11
ARTICLE F.1. PERIOD OF PERFORMANCE	11
ARTICLE F.2. DELIVERIES	11
ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	11
SECTION G - CONTRACT ADMINISTRATION DATA	12
ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)	12
ARTICLE G.2. KEY PERSONNEL, HHSAR 352.237-75 (December 2015)	12
ARTICLE G.3. INVOICE SUBMISSION	12
ARTICLE G.4. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS, FAR 52.232-40 (December 2013)	14
ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	14
SECTION H - SPECIAL CONTRACT REQUIREMENTS	15
ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (December 2015)	15
ARTICLE H.2. HUMAN MATERIALS	15
ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	15
ARTICLE H.4. NIH POLICY ON ENHANCING REPRODUCIBILITY THROUGH RIGOR AND TRANSPARENCY	16
ARTICLE H.5. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	16
ARTICLE H.6. NEEDLE EXCHANGE, HHSAR 352.270-12 (December 2015)	16
ARTICLE H.7. ACKNOWLEDGEMENT OF FEDERAL FUNDING	16
ARTICLE H.8. CONTINUED BAN ON FUNDING ABORTION AND CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, HHSAR 352.270-13 (December 2015)	17
ARTICLE H.9. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION	17
ARTICLE H.10. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS	17
ARTICLE H.11. GUN CONTROL	17
ARTICLE H.12. LIMITATIONS ON SUBCONTRACTING - SBIR	17
ARTICLE H.13. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-74 (December 2015)	17
ARTICLE H.14. CONFIDENTIALITY OF INFORMATION	18
ARTICLE H.15. PUBLICATION AND PUBLICITY	19
ARTICLE H.16. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	19
ARTICLE H.17. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES	19
PART II - CONTRACT CLAUSES	20
SECTION I - CONTRACT CLAUSES	20
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	24
SECTION J - LIST OF ATTACHMENTS	24
1. Statement of Work	24
2. Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2	24
3. Safety and Health	24
4. Disclosure of Lobbying Activities, SF-LLL	24
5. NIH Small Business Innovation Research (SBIR) Program Funding Agreement Certification	24
6. NIH Small Business Innovation Research (SBIR) Program Life Cycle Certification	24
PART IV - REPRESENTATIONS AND INSTRUCTIONS	25
SECTION K - REPRESENTATIONS AND CERTIFICATIONS	25
1. Annual Representations and Certifications	25
2. Annual Representations and Certifications, FAR Clause 52.204-8	25
3. Human Subjects Assurance Identification Number	25

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The objective of this Phase I SBIR application is to determine the technical and commercial feasibility for developing a metabolite panel predictive of clinical outcomes in patients treated with radiation therapy for prostate cancer.

ARTICLE B.2. PRICES

a.	The total fixed price of this contract is $299,502.

b.	Upon delivery and acceptance of the item(s) and/or service(s) specified in the DELIVERY Article in SECTION F and described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the Contractor the unit prices set forth below:

PAYMENT SCHEDULE

Description	Invoice #	Period Covered	Amount
PDF Kick-Off Presentation	HHSN261201600027C - 01	Month 1	$74,876
Quarterly Report 1	HHSN261201600027C - 02	Months 1-3	$74,876
Quarterly Report 2	HHSN261201600027C - 03	Months 4-6	$74,876
Draft Final Report	HHSN261201600027C - 04	Effective date of contract through one month prior to completion date of contract	$37,437
Final Report, Contract Outcomes Report, Final Presentaton, and all other contract deliverables	HHSN261201600027C - 05	Entire Period of Performance of contract	$37,437
TOTAL FIXED PRICE			$299,502

ARTICLE B.3. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN261201600027C .

NCI Control No. N43CO-2016-00027 .

b.	SBIR Funding Agreement Certification

The SBIR Funding Agreement Certification form, located in SECTION J, must be completed at the time of award prior to the performance of work under this contract, in accordance with the SBIR Policy Directive issued by SBA (October 18, 2012).

For additional information, see NIH Policy Notice NOT-OD-13-116, entitled, “New Program Certifications Required for SBIR and STTR Awards,” located at: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-13-116.html.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated 09/16/2016, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format via e-mail, as attachments, to the following designated NCI Branch Distribution Mailbox: NCIbranchbinvoices@mail.nih.gov.

Each e-mail submission shall contain only one deliverable. If the attached file for the deliverable exceeds 50 MB, the Contractor shall divide the deliverable into files of 50 MB each. All deliverables shall be limited to five file attachments or less.

The subject line of the e-mail shall read as follows: Deliverable_Contract Number_Vendor’s Name_Deliverable Description_Due Date .

All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including guidance and specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under “Making Files Accessible.”

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

[Note: The Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

1.	Kick-Off Presentation

The Contractor shall prepare and submit a kick-off presentation. Slides shall be prepared and presentation of the slides shall occur either in-person or through webinar or teleconference. The presentation shall cover the following:

a.	Discussion of the Contractor’s organization and project status, particularly changes that occurred since the proposal submission;

b.	Contractor’s recent achievements (patents, publications, sales, regulatory approvals, partnerships, awards, etc.);

c.	Status of the field;

d.	Status of commercial and academic competitors;

e.	Where the proposed project is positioned against the state of the art;

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

f.	Intellectual property landscape;

g.	Refresher on the proposed technology/R&D;

h.	Detailed plan for the first budget period of the contract;

i.	Milestones (technical and commercial) to be achieved by the end of the first budget period of the contract;

j.	Discussion of anticipated technical risks and alternative approaches;

k.	Questions to the NCI.

2.	Quarterly Reports

The Contractor shall submit Quarterly Reports, which shall include:

a.	Summary of technical objectives with status of each objective clearly marked ( e.g. previously completed, completed during this reporting period, not started, etc);

b.	Clear description of activities accomplished in the quarter;

c.	Analysis of experimental data and presentation of selected data;

d.	Comments regarding the timeliness of performance;

e.	Brief explanation of objectives/activities to be pursued in the next reporting period.

This report shall generally be no longer than five (5) pages, excluding tables, figures, images and graphs used to present data.

3.	Draft Final Report

The Contractor shall submit a Draft Final Report. The Government Contracting Officer’s Representative (COR) will review and provide comments on the Draft Final Report, which the Contractor shall incorporate into a revised Final Report (- see Reporting Requirement Item 4).

The Draft Final Report shall include the following three sections:

Section 1: Summary of Salient Results

The Summary of Salient Results shall summarize in 200 words or less the salient results achieved during performance of the contract.

Section 2: Final Technical Report

The Final Technical Report shall set forth the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved.

Section 3: Draft Commercialization Plan

a.	Value of the SBIR Project, Expected Outcomes, and Impact

Describe, in layperson’s terms, the proposed project and its key technology objectives. State the product, process, or service to be developed in Phases II and III. Clarify the need addressed, specifying weaknesses in the current approaches to meet this need. In addition, describe the commercial applications of the research and the innovation inherent in this application. Be sure to also specify the potential societal, educational, and scientific benefits of this work. Explain the non-commercial impacts to the overall significance of the project. Explain how the SBIR contract integrates with the overall business plan of the company.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

b.	Organization

Give a brief description of the Contractor’s organization, including corporate objectives, core competencies, present size (annual sales level and number and types of employees), history of previous Federal and non-Federal funding, regulatory experience and subsequent commercialization, and any current products/services that have significant sales. Include a short description of the origins of th(e Contractor’s organization. Indicate the Contractor’s vision for the future, how the Contractor will grow/maintain a sustainable business entity, and how the Contractor will meet critical management functions as the Contractor’s organization evolves from a small technology R&D business to a successful commercial entity.

c.	Market, Customer, and Competition

Describe the market and/or market segments being targeted and provide a brief profile of the potential customer. Tell what significant advantages the Contractor’s innovation will bring to the market - e.g., better performance, lower cost, faster, more efficient or effective, new capability. Explain the hurdles the Contractor will have to overcome in order to gain market/customer acceptance of the Contractor’s innovation. Describe any strategic alliances, partnerships, or licensing agreements the Contractor has in place to get FDA approval (if required) and to market and sell the Contractor’s product. Briefly describe the Contractor’s marketing and sales strategy. Give an overview of the current competitive landscape and any potential competitors over the next several years.

d.	Intellectual Property (IP) Protection

Describe how the Contractor is going to protect the IP that results from the Contractor’s innovation. Also, note other actions the Contractor may consider taking that will constitute at least a temporal barrier to others aiming to provide a solution similar to the Contractor’s.

e.	Finance Plan

Describe the necessary financing the Contractor will require to commercialize the product, process, or service, and when it will be required. Describe the Contractor’s plans to raise the requisite financing to launch the Contractor’s innovation into Phase III and begin the revenue stream. Plans for this financing stage may be demonstrated in one or more of the following ways:

●	Letter of commitment of funding.

●	Letter of intent or evidence of negotiations to provide funding, should the Phase II project be successful and the market need still exist.

●	Letter of support for the project and/or some in-kind commitment, e.g., to test or evaluate the innovation.

●	Specific steps the Contractor is going to take to secure Phase III funding.

f.	Production and Marketing Plan

Describe how the production of the Contractor’s product/process/service will occur ( e.g., in house manufacturing, contract manufacturing). Describe the steps the Contractor will take to market and sell the Contractor’s product/process/service. For example, explain plans for licensing, Internet sales, etc.

g.	Revenue Stream

Explain how the Contractor plans to generate a revenue stream for the Contractor’s organization should this project be a success. Examples of revenue stream generation include, but are not limited to; manufacture and direct sales, sales through value added resellers or other distributors, joint venture, licensing, service. Describe how the Contractor’s staffing will change to meet the Contractor’s revenue expectations.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

4.	Final Report

The Contractor shall submit a Final Report. This document shall incorporate revisions in response to the comments provided by the Government COR after review of the Draft Final Report (- see Reporting Requirements Item 3).

5.	Contract Outcomes Report

The Contractor shall submit a Contract Outcomes Report using a fillable PDF form to be provided by the Government. The Contract Outcomes Report must be provided as a filled-in version of the PDF form provided and not as a printed or scanned copy of this document.

6.	Final Presentation

The Contractor shall prepare and submit a final presentation. Slides shall be prepared and presentation of the slides shall occur either in-person or through webinar or teleconference. The presentation shall cover the following:

a.	Discussion of the Contractor’s organization and project status;

b.	Contractor’s achievements during the performance period (patents, publications, sales, regulatory approvals, partnerships, awards, etc.);

c.	Detailed results of the performed research and development;

d.	Discussion of proposed milestones and whether they were achieved during the contract performance;

e.	Summary of submitted commercialization plan;

f.	Discussion of the anticipated Phase II activities with emphasis on how they fit into the commercialization plan, if Contractor is interested in pursuing Phase II research;

g.	Questions to the NCI.

b.	Other Reports/Deliverables

1.	Section 508 Annual Report

The contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.gov/web/508/contracting/technoloqy/vendors.html under “Vendor Information and Documents.”

2.	NIH Small Business Innovation Research (SBIR) Program Life Cycle Certification

In accordance with the SBIR/STTR Reauthorization Act of 2011, the contractor shall complete and submit the NIH Small Business Innovation Research (SBIR) Life Cycle Certification form, located in SECTION J, of the contract to the Contracting Officer. This certification is required to ensure the contractor is meeting the program’s requirements during the life cycle of the contract.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

The Life Cycle Certification form shall be submitted as follows:

●	Phase I SBIR Contractors shall submit the Certification at the time of receiving final payment or disbursement.

●	Phase II SBIR Contractors shall submit the Certification prior to receiving more than 50% of the total contract amount AND prior to final payment or disbursement.

The Contracting Officer, may, at any time after ward request further clarifications and supporting documentation in order to assist in the verification of any information provided by the contractor.

For additional information, see NIH Policy Notice NOT-OD-13-116, entitled, “New Program Certifications Required for SBIR and STTR Awards,” located at: http://grants.nih.gov/grants/guide/notice-files/NQT-OD-13-116.html.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the

Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Division of Extramural Inventions and Technology Resources (DEITR), OPERA, OER, NIH, 6705 Rockledge Drive, Suite 310, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on or before the completion date of the contract.

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer via e-mail.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is required as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web ( http://www.iedison.gov). or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the Contracting Officer’s Representative (COR) is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at:

National Cancer Institute

9609 Medical Center Drive

Rockville, MD 20850

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984).

FAR Clause 52.246-16, Responsibility for Supplies (April 1984).

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

The period of performance of this contract shall be from 09/19/2106 through 09/18/2017.

ARTICLE F.2. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below:

Item	Description	Delivery Schedule
(1)	SBIR Funding Agreement Certification	Due at time of award, prior to performance of any work under this contract.
(2)	Kick-Off Presentation	Due on or before 30 calendar days following the effective date of the contract.
(3)	Quarterly Report One	Due on or before 15 calendar days following completion of 3 full months of contract performance.
(4)	Quarterly Report Two	Due on or before 15 calendar days following completion of 6 full months of contract performance.
(5)	Draft Final Report	Due on or before 1 month prior to the contract completion date.
(6)	Final Report	Due on or before the contract completion date.
(7)	Contract Outcomes Report	Due on or before the contract completion date.
(8)	Final Presentation	Due on or before the contract completion date.
(9)	Final Invention Statement	Due on or before the contract completion date.
(10)	Invention Disclosure Report	Due on or before the contract completion date.
(11)	SBIR Program Life Cycle Certification	Due on or before the contract completion date.
(12)	Section 508 Annual Report	Due on or before the contract completion date.

b.	The above items shall be addressed and delivered to ncibranchbinvoices@mail.nih.gov. as well as to the following addressees:

Addressee	Deliverables
Miguel Diaz Office of Acquisitions miauel.diaz@nih.gov	All deliverables, in electronic format.
Deepa Narayanan, PhD NCI SBIR & STTR Programs naravanand@mail.nih.gov	All deliverables, in electronic format.
OPERA, OEH, NIH 6705 Rockledge Drive Suite 310, MSC 7980 Bethesda, MD 20892-7980	Items 9 and 10, in hard copy.

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/far.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989)

Alternate I (April 1984) is not applicable to this contract.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

Deepa Narayanan, Ph.D.

The COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract; or (6) sign written licensing agreements. Any signed agreement shall be incorporated by reference in Section K of the contract

The Government may unilaterally change its COR designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.237-75 (December 2015)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to the contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the contractor is terminated for cause or separates from the contractor voluntarily with less than thirty days notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties.

(End of Clause)

The following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Title
Scott Grindrod, Ph.D.	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION

a.	Invoice Instructions for NIH Fixed-Price Type Contracts, NIH(RC)-2, are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

1.	Payment requests shall be submitted to the offices identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

a.	The original invoice shall be submitted to the following designated billing office:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B-432, MSC 8500

Bethesda, MD 20892-8500

b.	One courtesy copy of the original invoice shall be submitted electronically as follows:

1.	The Contractor shall scan the original payment request (invoice) in Adobe Portable Document Format (PDF) along with the necessary supporting documentation as one single attachment.

2.

Save the single attachment (scanned invoice along with any supporting documentation) in the following format: YourVendorName_lnvoice number (e.g., if you are submitting Invoice 123456, save the single attachment as “Contractor Name_invoice 123456”).

[Note: Please do not use special characters (such as #, $, %, *, &,!) when saving your attachment. Only the underscore symbol (_) is permitted.]

3.	Transmit the saved single attachment via e-mail to the appropriate branch’s Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NCI OA Branch B - ncibranchbinvoices@mail.nih.gov. Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contract Number_Contract Title_Contractor’s Name_unique Invoice number.

Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office listed in subparagraph a., above, to meet the requirements of a “proper invoice.” Also, the Contractor must certify on the payment request that the electronic courtesy copy is a duplicate of the original invoice mailed to NIH’s Office of Financial Management.

2.	In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Cancer Institute.

b.	Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

c.	DUNS or DUNS+4 Number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

d.	Invoice Matching Option. This contract requires a two-way match.

e.	Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

f.	The contract period of performance.

g.	The contract title.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

c.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of the above referenced contract.”

ARTICLE G.4. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS

SUBCONTRACTORS, FAR 52.232-40 (December 2013)

a.	Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

b.	The acceleration of payments under this clause does not provide any new rights under the prompt Payment Act.

c.	Include the substance of this clause, include this paragraph c, in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

(End of Clause)

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

A Final evaluation of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The Final performance evaluation will be prepared at the time of completion of work.

The Final evaluation will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluation, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address:

http://www.cpars.gov

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (December 2015)

a.	The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR part 46 and with the Contractor’s current Federal-wide Assurance (FWA) on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR part 46 and the Assurance of Compliance.

b.	The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall create an agency or employee relationship between the Government and the Contractor, or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent Contractor without creating liability on the part of the Government for the acts of the Contractor or its employees.

c.	Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors’ FWA via designation as agents of the institution or via individual investigator agreements (see OHRP Website at: http://www.hhs.qov/ohrp/policy/quidanceonalternativetofwa.pdf).

d.	If at any time during the performance of this contract the Contractor is not in compliance with any of the requirements and or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part.

e.	(End of clause)

ARTICLE H.2. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.4. NIH POLICY ON ENHANCING REPRODUCIBILITY THROUGH RIGOR AND TRANSPARENCY

Contractors shall adhere to the NIH policy of enhancing reproducibility through rigor and transparency by addressing each of the four areas of the policy in performance of the Statement of Work and in publications, as applicable: 1) Scientific Premise; 2) Scientific Rigor; 3) Consideration of Relevant Biological Variables, including Sex; and 4) Authentication of Key Biological and/or Chemical Resources. This policy applies to all NIH funded research and development, from basic through advanced clinical studies. See NIH Guide Notice, NQT-QD-15-103, “Enhancing Reproducibility through Rigor and Transparency” and NQT-QD-15-102. “Consideration of Sex as a Biological Variable in NIH-funded Research” for more information. In addition, publications are expected to follow the guidance at http:// www.nih.gov/research-traininq/riqor-reproducibility/principles-quidelines-reporting-preclinical-research, whether preclinical or otherwise, as appropriate. More information is available at http://qrants.nih.gov/reproducibility/index.htm, including FAQs and a General Policy Overview.

ARTICLE H.5. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED

PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://qrants.nih.gov/qrants/guide/notice-files/NOT-OD-09-071.html and http:// publicaccess.nih.gov.

ARTICLE H.6. NEEDLE EXCHANGE, HHSAR 352.270-12 (December 2015)

The Contractor shall not use any funds obligated under this contract to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

(End of clause)

ARTICLE H.7. ACKNOWLEDGEMENT OF FEDERAL FUNDING

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

ARTICLE H.8. CONTINUED BAN ON FUNDING ABORTION AND CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, HHSAR 352.270-13 (December 2015)

a.	The Contractor shall not use any funds obligated under this contract for any abortion.

b.	The Contractor shall not use any funds obligated under this contract for the following:

1.	The creation of a human embryo or embryos for research purposes; or

2.	Research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury of death greater than that allowed for research on fetuses in utero under 45 CFR part 46 and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)).

c.	The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR part 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes of human diploid cells.

d.	The Contractor shall not use any Federal funds for the cloning of human beings.

(End of clause)

ARTICLE H.9. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.10. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS

The Contractor shall not use contract funds to maintain or establish a computer network unless such network blocks the viewing, downloading, and exchanging of pornography.

ARTICLE H.11. GUN CONTROL

The Contractor shall not use contract funds in whole or in part, to advocate or promote gun control.

ARTICLE H.12. LIMITATIONS ON SUBCONTRACTING - SBIR

The Contractor shall perform a minimum of two-thirds of the research and/or analytical effort conducted under this contract, as measured by total contract dollars. Any deviation from this requirement must be approved in writing by the Contracting Officer.

ARTICLE H.13. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-74 (December 2015)

a.	Pursuant to Section 508 of the Rehabilitation Act of 1973(29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) supplies and services developed, acquired, or maintained under this contract or order must comply with the “Architectural and Transportation Barriers Compliance Board Electronic and Information Technology (EIT) Accessibility Standards” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194. Information about Section 508 is available at http://www.hhs.gov/web/508. The complete text of Section 508 Final Provisions can be accessed at http://www.access-board.gov/quidelines-and-standards/ communications-and-it/about-the-section-508-standards.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

b.	The Section 508 accessibility standards applicable to this contract or order are identified in the Statement of Work or Specification or Performance Work Statement. The contractor must provide any necessary updates to the submitted HHS Product Assessment Template(s) at the end of each contract or order exceeding the simplified acquisition threshold (see FAR 2.101) when the contract or order duration is one year or less. If it is determined by the Government that EIT supplies and services provided by the Contractor do not conform to the described accessibility standards in the contract, remediation of the supplies or services to the level of conformance specified in the contract will be the responsibility of the Contractor at its own expense.

c.	The Section 508 accessibility standards applicable to this contract are: None.

d.	In the event of a modification(s) to this contract or order,which adds new EIT supplies or services or revises the type of, or specifications for, supplies or services, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template and any other additional information necessary to assist the Government in determining that the EIT supplies or services conform to Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found under Section 508 policy on the HHS Web site: ( http://www.hhs.gov/web/508). If it is determined by the Government that EIT supplies and services provided by the Contractor do not conform to the described accessibility standards in the contract, remediation of the supplies or services to the level of conformance specified in the contract will be the responsibility of the Contractor at its own expense.

e.	If this is an Indefinite Delivery contract, a Blanket Purchase Agreement or a Basic Ordering Agreement, the task/delivery order requests that include EIT supplies or services will define the specifications and accessibility standards for the order. In those cases, the Contractor may be required to provide a completed HHS Section 508 Product Assessment Template and any other additional information necessary to assist the Government in determining that the EIT supplies or services conform to Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found at http:// www.hhs.gov/web/508. If it is determined by the Government that EIT supplies and services provided by the Contractor do not conform to the described accessibility standards in the provided documentation, remediation of the supplies or services to the level of conformance specified in the contract will be the responsibility of the Contractor at its own expense.

(End of clause)

ARTICLE H.14. CONFIDENTIALITY OF INFORMATION

a.	Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.	The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

c.	If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.	Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.	Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.	Contracting Officer determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.	The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

The following information is covered by this article:

All patient related information

ARTICLE H.15. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Cancer Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN261201600027C.”

Press releases shall be considered to include the public release of information to any medium, excluding peer- reviewed scientific publications. The Contractor shall not publish a press release related to this contract without receiving prior concurrence from the Contracting Officer. The Contractor shall submit an advance copy of the press release to the Contracting Officer and Contracting Officer’s Representative (COR). Upon acknowledgment of receipt, the Contracting Officer will have five (5) working days to respond with concurrence or comments. In the event that the Contracting Officer does not communicate concurrence or comments to the Contractor within five (5) working days following acknowledgement of receipt of the press release advance copy, concurrence may be presumed.

ARTICLE H.16. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The website to file a complaint on-line is: http://oig.hhs.gov/fraud/hotline/ and the mailing address is:

US Department of Health and Human Services

Office of Inspector General

ATTN: OIG HOTLINE OPERATIONS

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.17. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, “Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources: Final Notice,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at: http://www.gpo.gov/fdsys/pkg/FR-1999-12-23/pdf/99-33292.pdf is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, “research tools”, “research materials”, and “research resources” are used interchangeably and have the same meaning.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE 1.1. GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENT SBIR PHASE I CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: http://www.acauisition.gov/far/. HHSAR Clauses at: http:// www.hhs.gov/policies/hhsar/subpart352.html.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)
52.203-99	Feb 2015	Prohibition on Contracting with Entities That Require Certain Internal Confidentiality Agreements (DEVIATION)
52.204-10	Oct 2015	Reporting Executive Compensation and First-Tier Subcontract Awards ($30,000 or more)
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Oct 2015	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $35,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.219-6	Jul 1996	Notice of Total Small Business Set-Aside
52.222-3	Jun 2003	Convict Labor
52.222-21	Apr 2015	Prohibition of Segregated Facilities
52.222-26	Apr 2015	Equal Opportunity
52.222-35	Oct 2015	Equal Opportunity for Veterans ($150,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Feb 2016	Employment Reports on Veterans ($150,000 or more)
52.222-50	Mar 2015	Combating Trafficking in Persons
52.222-54	Oct 2015	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	May 2014	Buy American - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate 1 (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

FAR CLAUSE NO.	DATE	TITLE
52.227-11	May 2014	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-20	May 2014	Rights in Data - SBIR Program
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-23	May 2014	Assignment of Claims
52.232-25	Jul 2013	Prompt Payment
52.232-33	Jul 2013	Payment by Electronic Funds Transfer-System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.243-1	Aug 1987	Changes - Fixed Price, Alternate V (Apr 1984)
52.244-6	Jun 2016	Subcontracts for Commercial Items
52.249-1	Apr 1984	Termination for the Convenience of the Government (Fixed-Price) (Short Form)
52.249-9	Apr 1984	Default (Fixed-Price Research and Development)(Over the Simplified Acquisition Threshold)
52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.203-70	Dec 2015	Anti-Lobbying
352.222-70	Dec 2015	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Dec 2015	Publications and Publicity
352.237-75	Dec 2015	Key Personnel

[End of GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENT SBIR PHASE I CONTRACT Rev. 08/2016].

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE 1.1. of this SECTION is hereby modified as follows:

a.	Alternate IV (October 2010) of FAR Clause 52.215-21, Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data—Modifications (October 2010) is added.

b.	The following clause(s) are added to this contract:

●	FAR Clause 52.203-3, Gratuities (April 1984)

●	FAR Clause 52.203-5, Covenant Against Contingent Fees (May 2014)

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

●	FAR Clause 52.203-6, Restrictions on Subcontractor Sales to the Government (September 2006)

●	FAR Clause 52.203-7, Anti-Kickback Procedures (May 2014)

●	FAR Clause 52.203-8, Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (May 2014)

●	FAR Clause 52.203-10, Price or Fee Adjustment for Illegal or Improper Activity (May 2014)

●	FAR Clause 52.204-4, Printed or copied Double-Sided on Postconsumer Fiber Content Paper (May 2011)

●	FAR Clause 52.215-2, Audit and Records Negotiation (October 2010)

●	FAR Clause 52.215-14, Integrity of Unit Prices (October 2010)

●	FAR Clause 52.219-8, Utilization of Small Business Concerns (October 2014)

●	FAR Clause 52.219-14, Limitations on Subcontracting (December 1996)

●	FAR Clause 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (December 2010)

●	FAR Clause 52.229-3, Federal, State and Local Taxes (February 2013)

●	FAR Clause 52.232-2, Payments under Fixed-Price Research and Development Contracts (April 1984)

●	FAR Clause 52.232-17, Interest (May 2014)

●	FAR Clause 52.242-13, Bankruptcy (July 1995)

●	FAR Clause 52.244-5, Competition in Subcontracting (December 2010)

The following clause(s) is substituted as follows:

●	FAR Clause 52.249-1, Termination for the Convenience of the Government (Fixed-Price)(Short Form) (April 1984) is deleted in its entirety and FAR Clause 52.249-2, Termination for the Convenience of the Government (Fixed Price) (April 2012) is substituted therefor.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

ARTICLE 1.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.209-10, Prohibition on Contracting With Inverted Domestic Corporations (November 2015).

2.	FAR Clause 52.219-28, Post-Award Small Business Program Rerepresentation (July 2013).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.208-70, Printing and Duplication (December 2015)

2.	HHSAR Clause 352.223-70, Safety and Health (December 2015)

3.	HHSAR Clause 352.231-70, Salary Rate Limitation (December 2015)

Note: The Salary Rate Limitation is at the Executive Level II Rate.

See the following website for Executive Schedule rates of pay: https://www.opm.gov/policy-data- oversight/pay-leave/salaries-wages/.

( For current year rates, click on Salaries and Wages/Executive Schedule/Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages/select Another Year at the top of the page/Executive Schedule/Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

a.	THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

PART 111 - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated 09/16/2016, 3 pages.

2. Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2

Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2, (8/12), 3 pages.

https://oamp.od.nih.gov/sites/default/files/rc2_508.pdf

3. Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (12/15), 2 pages.

https://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/Safety-Health-hhsar-1-06.pdf

4. Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

https://www.whitehouse.gov/sites/default/files/omb/grants/sflll.pdf

5. NIH Small Business Innovation Research (SBIR) Program Funding Agreement Certification

NIH Small Business Innovative Research (SBIR) Program Funding Agreement Certification, 3 pages, located at: http://grants.nih.gov/grants/funding/sbir forms/SBIR%20Funding%20Agreement%20Certification.pdf.

6. NIH Small Business Innovation Research (SBIR) Program Life Cycle Certification

NIH Small Business Innovative Research (SBIR) Program Life Cycle Certification, 3 pages, located at: http:// grants.nih.gov/grants/funding/sbir_forms/SBIR%20Life%20Cycle%20Certification.pdf.

Contract Number : HHSN261201600027C
NCI Control Number : N43CO-2016-00027C

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	FAR Clause 52.204-19 Incorporation by Reference of Representations and Certifications (December 2014).

The Contractor’s representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of clause)

2.	NIH Representations & Certifications, dated 08/29/2016

4.	Human Subjects Assurance Identification Number FWA00022203.

END of the SCHEDULE

(CONTRACT)

Statement of Work (Phase I) Dated 09/16/2016)
Contract No. HHSN26120100027C

STATEMENT OF WORK (Phase I)

TITLE:	Predictive biomarkers for prostate cancer patient sensitivity for radiation late effects
PRINCIPAL INVESTIGATOR(S):	Scott Grindrod, Ph.D.
PROJECT DURATION:	12 months
COMPANY:	Shuttle Pharmaceuticals, Inc.
SUBCONTRACTORS:	Georgetown University

I.	Background Information and Objectives

A. Background Information

Patients treated for prostate cancer may experience treatment related late effects that adversely affect quality of life and may prove life-threatening. The objective of this Phase I SBIR application is to determine the technical and commercial feasibility of a biomarker panel predictive of radiation mediated late effects in patients treated for prostate cancer. The Contractor shall develop a metabolite signature of radiation responses in a cohort of patients undergoing stereotactic body radiation therapy (SBRT) for prostate cancer. Analysis of banked plasma samples shall be correlated with clinical outcomes to identify markers of urinary and gastrointestinal late effects for validation in a larger clinical population to be proposed in a subsequent Phase II application. The Phase II effort shall allow Shuttle Pharmaceuticals to advance its proposed commercialization plan and to raise capital to support validation clinical trials leading to FDA approval.

Patients treated with stereotactic body radiation therapy (SBRT) for prostate cancers on an IRB approved protocol have banked clinical specimens and detailed monitoring of quality of life parameters. Sub-sets of these patients have developed urinary incontinence (Ul), symptomatic urinary flare (USF), obstructed voiding symptoms/retention (UR) and radiation proctitis (RP). Shuttle has used high resolution mass spectrometry based metabolomics/lipidomic profiling to analyze this unique cohort of patient samples and propose here, to leverage our established analytical platform to advance product development and validation of a biomarker panel predictive of radiation toxicities. Metabolites in plasma from a cohort of 100 de-identified patients shall be analyzed to develop a kit supporting metabolomic analysis to serve as a biomarker panel predictive of patient susceptibility for radiation late effects.

B. Technical Objectives

The three technical objectives of this proposal focus on determining the feasibility for developing a metabolite panel predictive of clinical outcomes in prostate cancer patients treated with radiation therapy (SBRT). In Objective 1, the Contractor shall use technology in the Waters Center of Excellence at Georgetown University to perform metabolite analysis on de-identified, bio-banked plasma samples from 100 patients. In the first objective, untargeted metabolite profiles shall be obtained and analyzed for correlations with clinical outcomes, including cancer recurrence, urinary tract injury and rectal injury. Candidate metabolites shall be validated and a metabolite “kit” shall be designed and tested in Objective 2. Standard operating procedures (SOPs) shall be prepared and purity, stability and storage capacity shall be tested. Objective 3 is to consolidate the intellectual property (metabolite panels) within Georgetown University policies and obtain a license to develop and commercialize the biomarker panels. Submitting a final report to NIH staff documenting success in achieving the Phase I milestones shall allow preparation of a phase II application to clinically validate the biomarker panel and support commercialization efforts.

Attachment 1

Statement of Work (Phase I) Dated 09/16/2016)
Contract No. HHSN26120100027C

The Contractor shall do the following:

Objective 1. Develop a metabolite biomarker panel of radiation late effects.

Task 1.1. Perform untargeted metabolomics profiling of plasma specimens using UPLC-ESI-QTOFMS. Milestone 1.1. Metabolite raw data on clinical samples from 100 patients

Task 1.2. Perform biostatistics analysis of raw data to identify candidate metabolite signatures.

Milestone 1.2. Metabolite signatures for cancer recurrence, urinary tract injury and rectal injury.

Task 1.3. Validate and evaluate biomarker performance using SID-MRM-MS. Identify candidate molecules for biomarker development.

Milestone 1.3. Panels of validated biomarkers that correlate to cancer recurrence, urinary injury and rectal injury (for kit development).

Objective 2. Design and test a metabolite “kit” suitable for GLP clinical application

Task 2.1. Define the operating range of the biomarker assay.

Milestone 2.1. Accuracy and precision of the assay is available for preparing standard operating procedures (SOPs).

Task 2.2. Determine the assay optimization and standardization.

Milestone 2.2. Purity, stability and storage capacity data for selected metabolites will be used in SOPs.

Task 2.3. Determine robustness of the assay.

Milestone 2.3. Assay repeatability available for the SOPs.

Objective 3. Review achieved milestones, evaluate commercialization potential and advance a Phase II SBIR application for clinical trial validation of the biomarker

Task 3.1. Disclose intellectual property to the GU Office of Technology Commercialization.

Milestone 3.1. Provisional patent application submission.

Task 3.2. Prepare and submit the final report of Phase I accomplishments.

Milestone 3.2. Written final report is accepted by NIH staff allowing submission of a Phase II application.

II.	Services to be Performed

A.	General Requirements

1.	The contractor shall independently perform all work and furnish all labor, materials, supplies, equipment, and services (except as otherwise specified in the contract).

2.	All work will be monitored by the Government Project Officer identified in Section G of the contract.

Attachment 1

Statement of Work (Phase I) Dated 09/16/2016)
Contract No. HHSN26120100027C

B.	Specific Requirements

Phase I Milestones and Timeline

		Months 1-3	Months 4-6	Months 7-9	Months 10-12
Objective 1		******	******
GU	Milestone 1.1. Metabolite raw data on clinical samples from 100 patients	X	X
SP/GU	Milestone 1.2. Metabolite siqnatures for cancer recurrence, urinary tract injury and rectal injury.		X
SP	Milestone 1.3. Panels of validated biomarkers for assay kit development.		X	X	X

Objective 2			******	******
SP	Milestone 2.1. Accuracy and precision of the assay for standard operating procedures (SOPs)		X	X
SP	Milestone 2.2. Puritv, stability and storaae capacity data for selected metabolites for SOPs.		X	X
SP	Milestone 2.3. Assay repeatability for SOPs.			X
Objective 3			***	******	******
SP/GU	Milestone 3.1. Provisional patent application submission.		X	X	X
SP	Milestone 3.2. Written final report is accepted by NIH staff; submit a Phase II SBIR application.			X	X

SP = Work shall be performed in Shuttle Pharmaceuticals Laboratory/ Administrative Offices

GU = Work shall be performed in Georgetown University Shared Resource Facilities

Attachment 1

INVOICE INSTRUCTIONS FOR NIH FIXED-PRICE CONTRACTS, NIH(RC)-2

Format: Submit payment requests on Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, or the Contractor’s self-generated form provided it contains all of the information prescribed herein. DO NOT include a cover letter with the payment request.

Number of Copies: Submit payment requests in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Submit payment requests upon delivery and acceptance of goods or services unless otherwise authorized by the Contracting Officer.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Preparation and Itemization of the Payment Request: Prepare payment requests as follows:

Note: All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract. Any invoice identified as improper will be sent to this address. Also include the name, title, phone number, and e-mail address of the Point of Contact in case of questions. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract, and as registered in the System for Acquisition Management (SAM) database.

When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)	Invoice/Voucher Number: Identify each payment request by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and returned to the contractor.

NIH(RC)-2
Revised 7/2013	1	Attachment 2

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised (example: 8675309-05R).

(d)	Date Invoice/Voucher Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (as applicable).

(f)	Contract Title: Insert the contract title listed on the cover page of the contract and/or Section G of the Contract Schedule.

(g)	Current Contract Period of Performance: Insert the contract start date/effective date through the current completion date of the contract.

(h)	Total Fixed-Price of Contract/Order: Insert the total fixed-price of the contract/order.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Identify the Central Point of Distribution, as specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Description of Supplies or Services: Provide a description of the supplies or services, by line item (if applicable), quantity, unit price (where appropriate), and total amount. The item description, unit of measure, and unit price must match those specified in the contract. For example, if the contract specifies 1 box of hypodermic needles (100/box) with a unit price of $50.00, then the invoice must state 1 box, hypodermic needles (100/box), $50.00, not 100 syringes at $0.50 each. Invoices that do not match the line item pricing in the contract will be considered improper and will be returned to the Contractor.

(n)	Amount Billed - Current Period: Insert the amount claimed for the current billing period, including any adjustments, if applicable. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request.

(o)	Amount Billed - Cumulative: Insert the cumulative amounts claimed to date, including any adjustments as applicable. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request.
(p)	Freight or Delivery Charges: Identify all charges for freight or express shipments, other than f.o.b. destination, as a separate line item on the invoice. (If shipped by freight or express, and charges are more than $25, attach prepaid bill.)

(q)	Government Property: If the contract authorizes the purchase of any item of Government Property (e.g., equipment), the invoice must list each item for which reimbursement is requested. Include reference to the following (as applicable):

-	item number for the specific piece of equipment listed in the Property Schedule, and

-	Contracting Officer Authorization (COA) Number, if the equipment is not covered by the Property Schedule.

NIH(RC)-2
Revised 7/2013	2	Attachment 2

Safety and Health, HHSAR 352.223-70 (January 2006)

(a)	To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State, and local laws and regulations applicable to the work being performed under this contract. These laws are implemented or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration (OSHA) and other regulatory/enforcement agencies at the Federal, State, and local levels.

(1)	In addition, the Contractor shall comply with the following regulations when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:

(ii)	29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by OSHA and included in 29 CFR Part 1910. These regulations are available at: http://www.osha.gov.

(ii)	Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.). The Contractor may obtain copies from the U.S. Nuclear Regulatory Commission, Washington, DC 20555- 0001.

(2)	The following Government guidelines are recommended for developing and implementing health and safety operating procedures and practices for both personnel and facilities:

(i)	Biosafety in Microbiological and Biomedical Laboratories, CDC. This publication is available at http://www.cdc.qov/OD/ohs/biosftv/bmbl4/bmbl4toc.htm.

(ii)	Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0-309-05229-7). This publication is available at http://www.nap.edu/cataloq/4911.html.

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the Contracting Officer’s Technical Representative or other appropriate officials, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, the Contracting Officer will make an equitable adjustment in accordance with the applicable “Changes” clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

Safety and Health, HHSAR 352.223-70 (January 2006)

(d)	If the Contractor fails or refuses to comply with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations. The Contractor is responsible for the compliance of its subcontractors with the provisions of this clause.

(End of clause)

Safety and Health, HHSAR 352.223-70 (January 2006)	Page 1 of 1
Attachment 3

DISCLOSURE OF LOBBYING ACTIVITIES

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352
(See reverse for public burden disclosure.)

Approved by OMB
0348-0046

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:
☐ a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	☐ a. bid/offer/application b. initial award c. post-award	☐ a. initial filing b. material change **For Material Change Only:** year _________ quarter _________ date of last report _____________

4. Name and Address of Reporting Entity:	5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime:
☐ Prime ☐ Subawardee Tier ______, *if known*: **Congressional District**, *if known*:	 **Congressional District**, *if known*:
6. Federal Department/Agency:	**7. Federal Program Name/Description:** CFDA Number, *if applicable*: _____________
8. Federal Action Number, *if known*:	**9. Award Amount**, *if known*: $
10. a. Name and Address of Lobbying Entity (*if individual, last name, first name, MI*):	**b. Individuals Performing Services** (*including address if different from No. 10a*) (*last name, first name, MI*):

(attach Continuation Sheet(s) SF-LLLA, if necessary)

11. Amount of Payment (*check all that apply*):	13. Type of Payment (*check all that apply*):
$ ___________ ☐ actual ☐ planned	☐ a. retainer ☐ b. one-time fee ☐ c. commission ☐ d. contingent fee ☐ e. deferred ☐ f. other; specify: ____________________
12. Form of Payment (*check all that apply*): ☐ a. cash ☐ b. in-kind; specify: nature __________ value __________	

14. Brief Description of Services Performed or to be Performed and Date(s) of Service, including officer(s), employee(s), or Member(s) contacted, for Payment Indicated in Item 11:

(attach Continuation Sheet(s) SF-LLLA, if necessary)

15. Continuation Sheet(s) SF-LLLA attached: ☐ Yes ☐ No

16. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be reported to the Congress semi-annually and will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less that $10,000 and not more than $100,000 for each such failure.	Signature: ____________________ Print Name: ____________________ Title: ____________________ Telephone No.: ______________ Date: ________

Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

Page 1	Attachment 4

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLLA Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.	Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.	Enter the full name, address, city. State and zip code of the reporting entity, include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee,e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.	If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

6.	Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.	Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

9.	For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.	(a)	Enter the full name, address, city, State and zip code of the lobbying entity engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b)	Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (Ml).

11.	Enter the amount of compensation paid or reasonably expected to be paid by the reporting entity (item 4) to the lobbying entity (item 10). Indicate whether the payment has been made (actual) or will be made (planned). Check all boxes that apply. If this is a material change report, enter the cumulative amount of payment made or planned to be made.

12.	Check the appropriate box(es). Check all boxes that apply. If payment is made through an in-kind contribution, specify the nature and value of the in-kind payment.

13.	Check the appropriate box(es). Check all boxes that apply. If other, specify nature.

14.	Provide a specific and detailed description of the services that the lobbyist has performed, or will be expected to perform, and the date(s) of any services rendered. Include all preparatory and related activity, not just time spent in actual contact with Federal officials. Identify the Federal official(s) or employee(s) contacted or the officer(s), employee(s), or Member(s) of Congress that were contacted.

15.	Check whether or not a SF-LLLA Continuation Sheet(s) is attached.

16.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 30 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Page 2	Attachment 4

SBIR Funding Agreement Certification

Grant Contract Number

Program Director(s)/Principal Investigators) (PD(s)/PI(s)):

Public reporting burden for this collection of information is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a currently valid OMB control number. Send comments regarding this burden estimate or any other aspect of (his collection of information, including suggestions for reducing this burden, to: NIH, Project Clearance Branch, 6705 Rockledge Drive, MSC 7974, Bethesda, MD 20892-7974, ATTN: PRA (0925-0001). Do not return the completed form to this address.

All small businesses that are selected for award of an SBIR funding agreement must complete this certification at the time of award and any other time set forth in the Notice of Award or Contract Award that is prior to performance of work under this award. This includes checking all of the boxes and having an authorized officer of the awardee sign and date the certification each time it is requested.

Please read carefully the following certification statements. The Federal government relies on this information to determine whether the business is eligible for a Small Business Innovation Research (SBIR) Program award. A similar certification will be used to ensure continued compliance with specific program requirements during the life of the funding agreement. The definitions for the terms used in this certification are set forth in the Small Business Act, SBA regulations (13 C.F.R. Part 121), the SBIR Policy Directive and also any statutory and regulatory provisions references in those authorities.

If the Grants Management or Contracting Officer believes that the business may not meet certain eligibility requirements at the time of award, they are required to file a size protest with the U.S. Small Business Administration (SBA), who will determine eligibility. At that time, SBA will request further clarification and supporting documentation in order to assist in the verification of any of the information provided as part of a protest. If the Grants Management or Contracting Officer believes, after award, that the business is not meeting certain Notice of Award requirements, the agency may request further clarification and supporting documentation in order to assist in the verification of any of the information provided.

Even if correct information has been included in other materials submitted to the Federal government, any action taken with respect to this certification does not affect the Government’s right to pursue criminal, civil, or administrative remedies for incorrect or incomplete information given in the certification. Each person signing this certification may be prosecuted if they have provided false information.

The undersigned has reviewed, verified and certifies that (all boxes must be checked):

1.	The business concern meets the ownership and control requirements set forth in 13 C.F.R. § 121.702.

☒ Yes ☐ No

2.	If a corporation, all corporate documents (articles of incorporation and any amendments, articles of conversion, by-laws and amendments, shareholder meeting minutes showing director elections, shareholder meeting minutes showing officer elections, organizational meeting minutes, all issued stock certificates, stock ledger, buy-sell agreements, stock transfer agreements, voting agreements, and documents relating to stock options, including the right to convert non-voting stock or debentures into voting stock) evidence that it meets the ownership and control requirements set forth in 13 C.F.R. § 121.702.

☒ Yes ☐ No ☐ N/A Explain why N/A: (LLC)

3.	If a partnership, the partnership agreement evidences that it meets the ownership and control requirements set forth in 13 C.F.R. § 121.702.

☒ Yes ☐ No ☐ N/A Explain why N/A:

4.	If a limited liability company, the articles of organization and any amendments, and operating agreements and amendments, evidence that it meets the ownership and control requirements set forth in 13 C.F.R. § 121.702.

☒ Yes ☐ No ☐ N/A Explain why N/A:

OMB No. 0925-0001 (Rev. 06/15 Approved Through 10/31/2018)	Page 3	SBIR Founding Agreement Certification
Attachment 5

5.	The birth certificates, naturalization papers, or passports show that any individuals it relies upon to meet the eligibility requirements are U.S. citizens or permanent resident aliens in the United States.

☒ Yes ☐ No ☐ N/A Explain why N/A:

6.	It h is no more than 500 employees, including the employees of its affiliates.

☒ Yes ☐ No

7.	SBA has not issued a size determination currently in effect finding that this business concern exceeds the 500 employee size standard.

☒ Yes ☐ No

8.	During the performance of the award, the principal investigator will spend more than half of his/her time as an employee of the awardee or has requested and received a written deviation from this requirement from the Grants Management or Contracting Officer.

☒ Yes ☐ No Deviation approved in writing by Grants Management or Contracting Officer: %

9.	All, essentially equivalent work, or a portion of the work proposed under this project (check the applicable line):

☒ Has not been submitted for funding by another Federal agency

☐ Has been submitted for funding by another Federal agency but has not been funded under any other Federal grant, contract, subcontract, or other transaction.

☐ A portion has been funded by another grant, contract, or subcontract as described in detail in the proposal land approved in writing by the Grants Management or Contracting Officer.

10.	During the performance of award, it will perform the applicable percentage of work unless a deviation from this requirement is approved in writing by the Grants Management or Contracting Officer (check the applicable line and fill in if needed):

☒ SBIR Phase I: at least two-thirds (66 2/3%) of the research
☒ SBIR Phase II: at least half (50%) of the research
☐ Deviation approved in writing by die Grants Management or Contracting Officer: %

11.	During performance of award, the research/research and development will he performed in the United States unless a deviation is approved in writing by the Grants Management or Contracting Officer.

☒ Yes ☐ No

12.

Durjng the performance of award, the research/research and development will be performed at my facilities with my employees, except as otherwise indicated in the SBIR application and approved in the Notice of Award or Contract Award.

☒ Yes ☐ No

13.	It has registered.itself on.SBA’s database as majority-ownedby venture capital operating companies, hedge funds or private equity firms.

☐ Yes ☒ No ☐ N/A Explain why N/A:

14.	It is a Covered Small Business Concern (a small business concern that: (a) was not majority-owned by multiple venthre capital operating companies (VCOCs), hedge funds, or private equity firms on the data on which it submitted an application in response to an SBIR solicitation; and (b) on the date of the SBIR award, which is made more than 9 months after the closing date of the solicitation, is majority-owned by multiple venture capital operating companies, hedge funds, or private equity firms).

☒ Yes ☐ No

15.	It will notify the Federal agency immediately if all or a portion of the work proposed is subsequently funded by another Federal agency.

☒ Yes ☐ No

OMB No. 0925-0001 (Rev. 06/15 Approved Through 10/31/2018)	Page 4	SBIR Founding Agreement Certification
Attachment 5

I understand that the information submitted may be given to Federal, State and local agencies for determining violations of law and other purposes.

I am an officer of the business concern authorized to represent it and sign this certification on its behalf. By signing this certification, I am representing on my own behalf, and on behalf of the business concern that die information provided in this certification, the application, and all other information submitted in connection with this application, is true and correct as of the date of submission. I acknowledge that any intentional or negligent misrepresentation of the information contained in this certification may result in criminal, civil or administrative sanctions, including but not limited to: (1) fines, restitution and/or imprisonment under 18 U.S.C. § 1001; (2) treble damages and civil penalties under the False Claims Act|(31 U.S.C. § 3729 et seq); (3) double damages and civil penalties under the Program Fraud Civil Remedies Act (31 U.S.C. §3801 et seq); (4) civil recovery of award funds; (5) suspension and/or debarment from all Federal procurement and nonprocurement transactions (FAR Subpart 9.4 or 2 C.F.R. part 180; and (6) other administrative penalties including termination of SBIR/STTR awards.

Date	9/19/16
Signature	/s/ Peter Dale Dritschilo
Printed Name (First, Middle, Last)	Peter Dale Dritschilo
Title	President/CFO
Organization Name	Shuttle Pharmaceuticals, LLC

OMB No. 0925-0001 (Rev. 06/15 Approved Through 10/31/2018)	Page 5	SBIR Founding Agreement Certification
Attachment 5

HHS Small Business Innovation Research Program
Life Cycle Certification

Public reporting burden for this collection of information is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a currently valid OMB control number. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: NIH, Project Clearance Branch, 6705 Rockledge Drive, MSC 7974, Bethesda, MD 20892-7974, ATTN: PRA (0925-0001). Do not return the completed form to this address.

All SBIR Phase I and Phase II awardees must complete this certification at all times set forth in the funding agreement (see §8(h) of the SBIR Policy Directive). This includes checking all of the boxes and having an authorized officer of the awardee sign and date the certification each time it is required. Awardees are not required to submit this certification directly to NIH but must instead complete the certification and maintain it on file in accordance with the records and retention policy in Section 8.4.2 of the NIH Grants Policy Statement or as listed in the SBIR contract solicitation or contract award.

A certification is required at the following times:

●	For SBIR Phase I Awardees: At the time of receiving final payment or disbursement from the Payment Management System or via contract.

●	For SBIR Phase II Awardees: prior to receiving more than 50% of the total award amount and prior to final payment or disbursement from the Payment Management System or via contract.

In addition, SBIR awardees indicate compliance with these certification requirements by drawing or requesting funds from the Payment Management System. If the grantee cannot complete this certification or cannot ensure compliance with the certification process, it should notify the funding agreement officer immediately. If resolution cannot be reached, the funding agreement officer will void or terminate the award, as appropriate.

Grant or Contract Number:

Program Director(s)/Principal Investigator(s) (PD(s)/PI(s)):

Please read carefully the following certification statements. The Federal government relies on the information to ensure compliance with specific program requirements during the life of the funding agreement. The definitions for the terms used in this certification are set forth in the Small Business Act, the SBIR Policy Directive, and also any statutory and regulatory provisions referenced in those authorities.

If the funding agreement officer believes that the business is not meeting certain funding agreement requirements, the agency may request further clarification and supporting documentation in order to assist in the verification of any of the information provided.

Even if correct information has been included in other materials submitted to the Federal government, any action taken with respect to this certification does not affect the Government’s right to pursue criminal, civil or administrative remedies for incorrect or incomplete information given in the certification. Each person signing this certification may be prosecuted if they have provided false information.

OMB No. 0925-0002 (Rev. 06/15 Approved Through 10/31/2018)	Page 1	SBIR Life Cycle Certification
Attachment 6

The undersigned has reviewed, verified and certifies that (all boxes must be checked):

1.	The principal investigator spent more than one half of his/her time as an employee of the awardee or has requested and received a written deviation from this requirement from the funding agreement officer.

☐ Yes ☐ No Deviation approved in writing by funding agreement officer: %

2.	All, essentially equivalent work, or a portion of the work performed under this project (check the applicable line):

☐ Has not been submitted for funding by another Federal agency.

☐ Has been submitted for funding by another Federal agency but has not been funded under any other Federal grant, contract, subcontract, or other transaction.

☐ A portion has been funded by another grant, contract, or subcontract as described in detail in the proposal and approved in writing by the funding agreement officer.

3.	Upon completion of the award it will have performed the applicable percentage of work, unless a deviation from this requirement is approved in writing by the funding agreement officer (check the applicable line and fill in if needed):

☐ SBIR Phase I: at least two-thirds (66 2/3%) of the research

☐ SBIR Phase II: at least half (50%) of the research

☐ Deviation approved in writing by the funding agreement officer: %

4.	The work is completed and it has performed the applicable percentage of work, unless a deviation from this requirement is approved in writing by the funding agreement officer (check the applicable line and fill in if needed).

☐ SBIR Phase I: at least two-thirds (66 2/3%) of the research

☐ SBIR Phase II: at least half (50%) of the research

☐ Deviation approved in writing by the funding agreement officer: %

☐ N/A because work is not completed

5.	The research/research and development is performed in the United States unless a deviation is approved in writing by the funding agreement officer.

☐ Yes ☐ No ☐ Waiver has been granted

6.	The research/research and development is performed at my facilities with my employees, except as otherwise indicated in the SBIR application and approved in the Notice of Award or Contract Award.

☐ Yes ☐ No

☐ I will notify the Federal agency immediately if all or a portion of the work proposed is subsequently funded by another Federal agency.

☐ I understand that the information submitted may be given to Federal, State and local agencies for determining violations of law and other purposes.

☐ I am an officer of the business concern authorized to represent it and sign this certification on its behalf. By signing this certification, I am representing on my own behalf, and on behalf of the business concern that the information provided in this certification, the application, and all other information submitted in connection with the award, is true and correct as of the date of submission. I acknowledge that any intentional or negligent misrepresentation of the information contained in this certification may result in criminal, civil or administrative sanctions, including but not limited to: (1) fines, restitution and/or imprisonment under 18 U.S.C. § 1001; (2) treble damages and civil penalties under the False Claims Act (31 U.S.C. § 3729 et seq.); (3) double damages and civil penalties under the Program Fraud Civil Remedies Act (31 U.S.C. §3801 et seq.); (4) civil recovery of award funds; (5) suspension and/or debarment from all Federal procurement and nonprocurement transactions (FAR Subpart 9.4 or 2 C.F.R. part 180); and (6) other administrative penalties including termination of SBIR/STTR awards.

Date
Signature
Printed Name (First, Middle, Last)
Title
Organization Name

OMB No. 0925-0002 (Rev. 06/15 Approved Through 10/31/2018)	Page 2	SBIR Life Cycle Certification
Attachment 6